                                                                   EXHIBIT 10.11

                                   L E A S E

     THIS LEASE is made and entered into this 4th day of March, 1976, by and between A.W. HAM, JR., Trustee under the Wills of A.W. Ham and Alta H. Ham, deceased, hereinafter referred to as Lessor, and NEVADA BUILDING COMPANY, a partnership comprised of Fredric N. Richman and Allan D. Sachs, hereinafter referred to as Lessee.

                                  WITNESSETH:

     That the Lessor, for and in consideration of the rents hereinafter specified to be paid by the Lessee, and the covenants and agreements hereinafter contained, by the Lessee to be kept and performed, has demised and let unto said Lessee those certain premises in the City of Las Vegas, County of Clark, State of Nevada, described as follows, to wit:

     Lots Five (5) and Six (6) of Block
     Thirty (30), Clark's Las Vegas Townsite.

     TO HAVE AND TO HOLD unto the said Lessee for a term of 62 years and 7 months, commencing on June 1, 1976, and ending December 31, 2038, unless sooner terminated under the provisions hereinafter contained; and the said Lessee hereby covenants and agrees to pay to said Lessor as rent for said premises the sum of $4,000 per month during the first three years of this Lease and the sum of $7,500 per month during the remaining term of this Lease.



                               EXHIBIT "A" PAGE 1

     All rentals shall be payable monthly in advance to said Lessor. Provided further that as additional rent Lessee agrees to pay to Lessor such sums as represent any and all real property taxes and assessments levied against the real property leased hereunder, said sums to be due and payable to the Lessor no later than twenty (20) days prior to the due date of such taxes and assessments, provided that Lessor sends copies of all tax and assessment bills to Lessee. Should the periods to which the foregoing rentals apply not correspond with full calendar months, such rentals shall be appropriately prorated.

     In the event any governmental authority shall levy an assessment or tax which, by its term, provides that the same may be paid in installments, it is understood and agreed the Lessee shall pay the same but not be required to pay said assessment in its entirety, but rather may elect to pay over the maximum allowable period those installments falling due within the term hereof.

     Beginning with the twelve month period commencing August 1, 1978, and each twelve months thereafter, the monthly rental provided for above shall be increased by a percentage equal to the percentage by which the consumer price index of the United States Department of Labor, Bureau of Labor Statistics, United States Index, as of the beginning of the subject calendar year exceeds said Index as of the end of 1975.

     Lessor shall give written notice to Lessee of additional rental due hereunder, setting forth said price indexes as published and showing computation of rental.

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                               EXHIBIT "A" PAGE 2


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     Payment of said rental as above provided shall be made to A.W. HAM, JR.,
Trustee, at his office in Las Vegas, Nevada, or such other place as Lessor may from time to time designate in writing.

     Receipt is hereby acknowledged by the Lessor of the sum of Four Thousand Dollars ($4,000.00) as payment of the first month's rental.

     In the event the aforesaid price index shall cease to be published during the term of this lease, then and in such event only the adjustment of rentals therein provided shall be made on the basis of such other comparable index as shall be then published by the United States Government or, if there be none, by the comparable index published by Standard & Poor's. In the event none of the foregoing indexes is published, it is understood and agreed that a Board of Arbitrators shall be constituted annually to decide the percentage of adjustment applicable to the rentals herein specified, based upon their examination of retail prices in the United States, unless the parties hereto shall themselves be in agreement as to the amount of said adjustment.

     Said Board of Arbitrators shall consist of three (3) disinterested persons. Each party hereto shall appoint one (1) arbitrator and the two (2) appointed arbitrators shall appoint the third. Said Board of Arbitrators shall begin at once and proceed with all reasonable dispatch to determine the questions referred to them as herein provided, and their determination shall in each and every instance be final and binding on the parties hereto. If either party hereto at any time prefers to have the adjustment of rental

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                               EXHIBIT "A" PAGE 3
determined by the courts instead of by arbitrators, the same may be done by the party having such preference beginning legal proceedings in any year prior to the appointment of the arbitrators, but not afterward.

     Said Board of Arbitrators shall report to the parties hereto within fifteen
(15) days after the rental adjustment question has been submitted to them, and their findings shall be in writing, signed by not less than two (2) arbitrators. If any one or more of said arbitrators shall resign, die, or become incapacitated before a full and final determination be arrived at, the said arbitrator shall be replaced in the same manner as he was originally appointed and shall have the same power and authority as though he had been originally appointed. The parties hereto shall share equally the cost and expense of said arbitrators and all expenses connected therewith.

     It is mutually agreed that this Lease is given, made and executed upon the following terms, restrictions, conditions and covenants, each and all of which the Lessee hereby acknowledges to have read, and with each and every one of which the Lessee agrees to comply, to wit:

     1. Said premises may be used by the Lessee or any person or persons in possession thereof by Lessee for any lawful purpose. Lessee shall have and is hereby given the right to sublease said premises or any portion thereof, provided that all of the provisions of this Lease shall apply to any sublease made by Lessee hereunder. Lessee may assign this Lease or any portion thereof.

     Lessee shall have the right to demolish, wreck or remodel the building located upon the leased

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                               EXHIBIT "A" PAGE 4
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premises and thereafter construct a new or remodeled building. Said new or remodeled building shall conform to plans and specifications prepared by a licensed architect and shall be in accordance with all local or state zoning ordinances. It is further understood that if Lessee demolishes, wrecks or remodels said building, that the aforesaid new or remodeled building may be a hotel and/or gaming casino on said premises provided that same shall be in accordance with applicable laws. Within the hotel and/or gaming casino, Lessee shall have the right to operate any type of gaming sanctioned by the laws of the State of Nevada.

     Before Lessee shall commence to wreck the building now upon said premises, and before Lessee shall commence to construct said new building, Lessee will execute and deliver to Lessor an indemnity bond in a sum equal to the architect's estimate of the cost of wrecking the building and the completion of a new building which bond shall be executed by Lessee as principal; and by a responsible surety company authorized to do business in the State of Nevada as surety or by other surety or sureties satisfactory to Lessor. Said bond shall be conditioned for performance by the Lessee of all agreements contained in this Lease, said bond to be discharged by Lessor upon the completion of said wrecking work and erection of said new building, free and clear of all liens and the expiration of the time within which liens therefor could be asserted.

     In the wrecking of said buildings and in the construction of a new building, Lessee will fully

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                               EXHIBIT "A" PAGE 5
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protect Lessor against any lien or rights to liens and from any claims of contractors, subcontractors, mechanics, laborers, materialmen or any other persons and any and all other liens or claims of lien by reason of the wrecking of said building or construction of a new building, and Lessee agrees to save Lessor harmless from and hereby indemnifies Lessor against any and all injury and loss which Lessor may suffer by reason of any such lien, right or claim; including attorney's fees, court costs and expenses.

     2. Said Lessee covenants and agrees that it has examined and knows the condition of the premises and every part thereof and that no statements or representations as to condition or repair of said premises have been made by said Lessor or any person for him prior to or upon the execution of this Lease, and that Lessee accepts said premises in their present condition, waiving any claim or right on account of such condition, and the Lessor shall not be liable to the Lessee or his successors or assigns or to any person for any injury or damage that may result to persons or property because of any defect in the construction or condition or present or future lack of repair of said premises, including all plumbing in, about, upon or under said premises; and said Lessee agrees that during said term Lessee will, at his own expense, keep all and every part of said premises and the appurtenances, including adjoining streets and alleyways or courts, if required by city ordinances, in good order and repair, and in clean and wholesome condition, free from dirt and accumulation of waste, all such maintenance to be in compliance with all

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                               EXHIBIT "A" PAGE 6
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applicable city ordinances, and will not commit or allow any waste or misuse of the premises, plumbing, water, light, power or fixtures, and will pay for all damage to the building or other tenants or occupants thereof caused by such waste, misuse or neglect of said premises, its appurtenances or its apparatus therein contained, and that said Lessee may make any change, alteration or addition in or to said demised premises without the written consent of the Lessor first had and obtained, so long as the premises are improved thereby, and that at the expiration of the term mentioned in this Lease, or at the sooner termination thereof by forfeiture or otherwise, said Lessee will yield up and deliver said demised premises, together with all their appurtenances leased hereunder, to said Lessor in good order and condition, damage by the elements and ordinary wear excepted, and will surrender to the Lessor all the keys to the several doors and such other things as may appertain to said demised premises. Nothing, however, in the foregoing shall be construed to require Lessee to replace, repair or rebuild the leased premises in the event the same are condemned for public use by duly constituted governmental authority. It is understood that in the event such condemnation shall occur, that the obligations of the Lessee under this Lease shall not be changed.

          3. Lessor shall not be called upon to make any alterations, improvements or repairs whatsoever on the premises, or any part thereof, or the appurtenances.

               Lessor shall not be held liable for any temporary failure of any heating apparatus in heating

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                               EXHIBIT "A" PAGE 7
the building or the premises herein demised, nor for the failure of the supply of water, nor for a supply of gas, water, steam, sewer or other pipe, or water closet, tank or other fixtures, nor for the annoyance, inconvenience or damage caused by any electric or other wire, whether upon said demised premises or in other parts of the building or adjoining buildings, nor for any damage caused by water coming or being upon said premises through the roof, trapdoor, skylight or otherwise, nor for any damage arising from any act or neglect of any other tenants or occupants of the building, nor for any loss or injury to the property or the person of Lessee or any occupant of said demised premises from any cause whatsoever.

          4. Lessee shall pay all heat, light, power, water, telephone service and all other utility, sewer rental, or garbage or trash disposal charges on the premises or assessed against the property.

          5. It is further understood and agreed that during the term of this Lease, Lessee, at his own expense, shall secure and carry on the building leased hereunder, fire insurance in an amount equal to the full insurable value of said building at the time such insurance is written or renewed, as determined by an appraiser approved by the Board of Fire Underwriters, said insurance policies to be delivered to and proceeds payable to Lessor and Lessee, as their interest may appear. In addition to said fire insurance, the Lessee hereby agrees to keep and maintain at all times during the term of this lease public liability insurance in an amount that is usual and customary for similar structures and occupancies in the City of Las Vegas, Nevada, but in


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                               EXHIBIT "A" PAGE 8
no event less than $500,000/$1,000,000 for person or persons injured in or from the premises, which insurance shall be written in form to protect Lessor and Lessee from any and all claims or damages which may arise from the operation of business within the said premises, and the same to be carried with a company or companies approved by Lessor. In connection therewith, a certificate of such insurance shall be delivered to Lessor within fifteen (15) days following the execution of this Lease. Lessor agrees to assign, at Lessee's option, all policies of insurance covering the premises, and the premiums shall be prorated as of the date of assignment.

      All fire insurance money received shall be held by the BANK OF NEVADA, in trust, for the purpose of defraying the cost of rebuilding or repairing the building damaged or destroyed and for the purpose of paying to Lessee any excess thereof after the work of rebuilding or repairing, as the case may be, shall have been completed and fully paid for; except that nothing in the foregoing shall be construed to alter the provisions of paragraph 9 below, and in the event of a lease termination under the provisions of said paragraph, Lessor shall be entitled to all insurance proceeds received, it being understood and agreed that Lessor shall at no time be required to pay for any building or repair expenses.

      Lessor reserves the right to attach to said policy or policies such mortgage clauses as may be required by any lending agency in connection with any loan secured by the leased premises, but agrees that all insurance money received by Lessor shall be available for the purpose of defraying the cost of rebuilding and repairing, as the case may be, of the building so injured or destroyed. The same shall be paid out from time to time for labor and materials.


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                               EXHIBIT "A" PAGE 9
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and other proper items of building cost performed or supplied toward the work of repair and reconstruction, and provided that the payments of principal and interest shall at no time be greater than the rental payments due hereunder, and the Lessee may make said payments of principal and interest to such lending agency, deducting them from the rentals.

      In the event of fire or other casualty, Lessee and his subtenants, if any, shall in no case be entitled to compensation or damage on account of any inconvenience or annoyance in making said repairs, or any other cause.

      6. Said Lessee agrees that he will not keep or allow to be kept upon said premises any gasoline, distillate or any kind of petroleum products, nor any other substance or material of an explosive or inflammable nature which will cause an increase in the rate of insurance thereon, nor will Lessee allow said premises to be used for any purpose which will cause such increase in insurance rates, unless Lessee shall pay for such additional premium, or which will make void or voidable any policy for such insurance, nor any purpose which will conflict with any of the city ordinances of Las Vegas, Nevada, which may now be in force or hereafter adopted, nor permit said premises to be used in any manner which will injure the reputation of the same or of the building of which they are a part, or disturb or injure the tenants of such building or neighborhood.

      7. Lessee covenants and agrees to pay promptly, before delinquency, all taxes, assessments and other charges which may be levied, assessed or charged against its trade

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                              EXHIBIT "A" PAGE 10
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fixtures, inventory, cash or other property belonging to Lessee or his sublessees, if any, and used upon the demised premises.

     8. If any petition in bankruptcy, voluntary or involuntary, be filed, or if any adjudication of bankruptcy or insolvency be rendered against the Lessee, or if a receiver of the business or assets of the Lessee should be appointed, or Lessee shall make an assignment for the benefit of creditors, or if any sale or attempted sale of the leasehold interest hereby created shall be made under or by virtue of any execution or other judicial process, the Lessor shall have the right immediately to terminate this Lease, and no person shall have the right to use, possess or occupy the said premises by virtue thereof.

     9. It is further expressly understood and agreed that time is of the essence in the performance of each and all of the provisions and covenants of this Lease, and each and all of the provisions and covenants of said Lease are conditions precedent to be faithfully and fully performed and observed by the said Lessee to entitle the Lessee to continue in possession of the said premises; that if default shall be made in the payment of the rent hereinbefore specified to be paid, thirty (30) days after written demand, or thirty (30) days after written demand if default shall be made in any of the covenants or agreements herein contained to be kept by Lessee, it shall be lawful for said Lessor, at his election, to declare said term ended, and to reenter the said demised premises or

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                               EXHIBIT"A" PAGE 11
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any part thereof and to expel, remove or put the Lessee or any person or persons keeping or being in or upon the same together with all goods and chattels found therein, using such force as may be necessary in so doing, and to repossess and to enjoy said premises again as of his first and former estate. And if, at any time, said term shall be ended at such election of said Lessor, as aforesaid, or any other way, the said Lessee hereby covenants and agrees to surrender and deliver up the said above demised premises and property peaceably to said Lessor immediately upon such termination aforesaid; and if the said Lessee shall remain in possession of said premises after said termination of this Lease, in any of the ways herein named, said Lessee shall be deemed guilty of an unlawful detention of said premises under the statute, and shall be subject to all the conditions and provisions above named, and, to eviction and removal at any time thereafter. All of the foregoing remedies are cumulative and are given without impairing any other rights or remedies of the Lessor. It is further expressly understood and agreed that the waiver by Lessor of any default on the part of the Lessee if the prompt payment of any installment or installments of rent or in the observance, payment or performance of any of the provisions, terms or conditions hereof, shall not be deemed to be a waiver of the right of Lessor to treat any other or subsequent default as operating to forfeit said Lease, and any such waiver shall not be deemed to excuse said Lessee in the prompt payment of any other installment or the prompt and faithful performance of the same or any other covenant in the future.

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                              EXHIBIT "A" PAGE 12
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     10. If the Lessee shall be in default in the payment of rent and shall vacate or abandon said premises or any part thereof (and absence of the Lessee therefrom for a period of thirty (30) days after notice given by Lessor pursuant to paragraph 9 above shall be considered such an abandonment thereof), the Lessor may, if he so elects, and without further demand or notice, reenter said premises and remove the contents and take possession of said premises and relet the same or any part thereof at such rental and upon such terms and conditions as he may deem proper, and apply the proceeds thereof, less the reasonable expenses, including the usual agent's commissions so incurred, upon the amount due from Lessee hereunder, and the Lessee shall be liable for any deficiency. If the Lessor shall take possession of said premises and relet the same, such reletting shall not operate as a termination of this Lease unless the Lessor so elects, such election to be evidenced by written notice to the Lessee, nor shall such action by the Lessor operate as a waiver of any other rights or remedies of the Lessor hereunder.

     11. It is agreed that in the event the Lessee shall make alterations or additions to the leased premises that the same shall meet all provisions applicable to zoning, building, safety and other governmental requirements. It is further agreed that in the event such work is done by Lessee or his sublessees, if any, on the premises, Lessor reserves the right to post notice of nonresponsibility and/or to record the same in connection therewith.

     12. In the event either Lessor or Lessee employs an attorney to enforce the terms, covenants or conditions


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                               EXHIBIT "A" PAGE 13


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of this Lease, including but not limited to the collection of rental as provided herein or for the regaining of possession of the premises, Lessee or Lessor, as the case may be, agrees to pay reasonable attorney's fees and all court costs to the prevailing party.

     13. Any notice or communication herein required or permitted to be given must be in writing and shall be deemed given if and when mailed in a sealed wrapper by United States registered or certified mail, postage prepaid and, if addresses to Lessor, addressed as follows:

     A.W. Ham, Jr., Trustee
     P.O. Box 790
     Las Vegas, Nevada 89101

and if addressed to Lessee, addressed as follows:

     Fredric N. Richman, Esq.
     9601 Wilshire Blvd., Suite 632
     Beverly Hills, CA 90210

     Each party shall have the right to amend said address by giving to the other party at least fifteen (15) days' notice thereof, in writing.

     14. Nothing herein contained shall be deemed in any way to constitute Lessor as a partner of Lessee or his sublessees in businesses conducted in or from the leased premises, or otherwise.

     15. It is agreed that following the execution of this Lease, Lessor or Lessee shall, upon the request of the other, execute a skeleton form of lease for recording purposes, which skeleton form shall set forth the term and description of the leased premises, but shall not be required to contain any other provisions of this Lease.



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                              EXHIBIT "A" PAGE 14




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     16. In the event that any of the aforesaid provisions shall be held void or invalid, the remaining provisions shall nevertheless remain in full force and effect.

     17. Each and all of the provisions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Lessors, and the heirs, executors and administrators of the Lessee, and the successors or assigns of the Lessee.

     18. Lessee hereby covenants that he will at all times during the term of this Lease maintain casualty and liability insurance to the same extent and in the same manner as provided for the term of this Lease.

     19. Lessee further covenants that Lessor shall have, at all times during the term of this Lease, the right to pay any taxes, assessments, utility rates or other charges upon the leased premises and the improvements thereof if Lessee was delinquent in paying same; also to redeem said premises from any sale that may be made of the same for taxes, assessments or charges; that the amount so paid, including reasonable expenses, shall be so much additional rent due at the next rent date, and be a lien on Lessee's interest in said premises after such payment.

     20. Where the term "Lessor" or "Lessee" is hereinbefore used, the same shall apply to the plural, if necessary, and all terms used in the singular, or in the masculine gender, shall apply to the plural or to feminine or neuter genders where the context so requires.

     21. Lessor warrants that he has good and full title to the leased premises and the right to enter into this Lease and that Lessee shall have peaceful and quiet

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                              EXHIBIT "A" PAGE 15
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enjoyment of the premises. There presently exists two leases relating to the premises, copies of which are attached hereto. Lessor hereby assigns, and Lessee hereby accepts the assignment of, said leases. Lessee is leasing the premises subject to said leases. Lessor represents and warrants that there are no other agreements pertaining to the premises which will have to be assumed by Lessee or by which Lessee will have to be bound. Leasor represents and warrants that the aforesaid leases are in full force and effect and that there are no defaults thereunder.

     22. Lessor represents and warrants that the premises are free from any liens, mortgages or encumbrances of any kind whatsoever. Furthermore, Lessor agrees that any future liens, mortgages or encumbrances of any kind whatsoever shall be subordinated to this Lease and, accordingly, the position of any such lien-holder or mortgage-holder shall be subject to this Lease.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                   LESSOR:

                                   /s/ A.W. HAM, JR., TRUSTEE
                                   ---------------------------------
                                   A.W. HAM, JR., Trustee under the
                                    Wills of A.W. Ham and Alta Ham,
                                    deceased

                                   LESSEE:

                                   Nevada Building Company, a
                                    Partnership

                                   /s/ Fredric M. Richeau
                                   ---------------------------------
                                       FREDRIC M. RICHEAU

                                   /s/ Allan D. Sachs
                                   ---------------------------------
                                       ALLAN D. SACHS


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                              EXHIBIT "A" PAGE 16